Filed Pursuant to Rules 424(b)(5) and 424(b)(8)
Registration No. 333-238729

EXPLANATORY NOTE

This prospectus is being filed pursuant to Rules 424(b)(5) and 424(b)(8) under the Securities Act of 1933, as amended, to ensure that the filing of the prospectus dated May 25, 2022 filed by the registrant on May 31, 2022 under the same registration statement of which this prospectus forms a part (the “Final Prospectus”) complies with Rule 424(b). This prospectus hereby incorporates by reference the Final Prospectus herein.